UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value	PHGE	NYSE American
Warrants, each exercisable for one-half of a share of common stock, $0.0001 par value, at an exercise price of $11.50 per share	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 24, 2022, BiomX Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. At the meeting, stockholders voted in favor of all items of business, as indicated below:

Proposal No. 1—Election of Directors

The Company’s stockholders voted to elect the following persons to the board of directors of the Company as Class II directors to serve until the 2025 Annual Meetings of Stockholders, respectively:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Gbola Amusa	18,327,444	267,619	2,171,636
Jonas Grossman	18,327,279	267,784	2,171,636

Proposal No. 2—Approval of an Amendment to the Amended and Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock From Sixty Million (60,000,000) Shares, Par Value $0.0001 Per Share, to One Hundred And Twenty Million (120,000,000) Shares of Common Stock, Par Value $0.0001 Per Share

The Company’s stockholders voted to approve an amendment to the amended and restated certificate of incorporation of the Company to increase the number of authorized shares of common stock from sixty million (60,000,000) shares, par value $0.0001 per share, to one hundred and twenty million (120,000,000) shares of common stock, par value $0.0001 per share.

Voted For	Voted Against	Abstain	Broker Non-Votes
16,212,769	4,535,418	18,512	N/A

Proposal No. 3—Authorization of Board of Directors to Amend the Amended and Restated Certificate of Incorporation of the Company to Effect a Reverse Stock Split of its Common Stock at Any Ratio Between 1-For-5 and 1-For-10

The Company’s stockholders voted to authorize the Company’s Board of Directors to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s outstanding Common Stock, par value $0.0001 par value per share, at any ratio between 1-for-5 and 1-for-10 at such time as the Company’s Board shall determine, in its sole discretion, any time before August 24, 2023.

Voted For	Voted Against	Abstain	Broker Non-Votes
20,551,293	203,079	12,327	N/A

Proposal No. 4—Ratification of Selection of Independent Registered Public Accounting Firm For Fiscal Year 2022

The Company’s stockholders voted to ratify the selection of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the fiscal year ending December 31, 2022.

Voted For	Voted Against	Abstain	Broker Non-Votes
20,591,221	174,478	1,000	N/A

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

August 29, 2022	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer

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